Statement of Additional Information Supplement American Century ETF Trust
Supplement dated November 1, 2024 ■ Statement of Additional Information dated June 20, 2024

The following replaces the first sentence of the first paragraph of the Placement of Creation Orders section on page 44 of the SAI:

An Authorized Participant must submit an irrevocable order to purchase shares of a fund, in proper form, no later than the closing time of the regular trading session of the Listing Exchange (normally 4 p.m., Eastern time) on any Business Day to receive that day’s NAV.

The following replaces the second sentence of the first paragraph of the Placement of Redemption Orders section on page 47 of the SAI:

An Authorized Participant must submit an irrevocable request to redeem shares of a fund, in proper form, no later than the closing of the regular trading session of the Listing Exchange (normally 4 p.m., Eastern time) on any Business Day, in order to receive that day’s NAV.

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